EXHIBIT 4.187

EXTENSION AGREEMENT

dated as of June 19, 2007

among

DOLLAR THRIFTY FUNDING CORP.,

an Oklahoma corporation

CERTAIN FINANCIAL INSTITUTIONS,

as the Liquidity Lenders

CREDIT SUISSE,

ACTING THROUGH ITS NEW YORK BRANCH,

as Liquidity Agent

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Series 1998-1 Letter of Credit Provider

EXTENSION AGREEMENT

THIS EXTENSION AGREEMENT (this “Agreement”), dated as of June 19, 2007, is entered into among Dollar Thrifty Funding Corp., an Oklahoma corporation (“DTFC”), the undersigned financial institutions (the “Liquidity Lenders”), Credit Suisse, acting through its New York branch, as Liquidity Agent (the “Liquidity Agent”) and Deutsche Bank Trust Company Americas, as Series 1998-1 Letter of Credit Provider (the “Series 1998-1 Letter of Credit Provider”), JPMorgan Chase Bank, National Association, not as a party but as Syndication Agent, and Deutsche Bank AG, New York Branch, not as a party but as Documentation Agent.

RECITALS:

A.           The undersigned are parties to that certain Liquidity Agreement dated as of March 4, 1998, among DTFC, the Liquidity Lenders, the Liquidity Agent, JPMorgan Chase Bank, National Association, not as a party but as Syndication Agent, and Deutsche Bank AG, New York Branch, not as a party but as Documentation Agent, as subsequently amended by (i) Amendment No. 1 to Liquidity Agreement dated as of March 4, 1999, (ii) Amendment No. 2 to Liquidity Agreement dated as of October 20, 1999, (iii) Amendment No. 3 to Liquidity Agreement dated as of February 18, 2000, (iv) Amendment No. 4 to Liquidity Agreement dated as of February 28, 2001, (v) Amendment No. 5 to Liquidity Agreement dated as of February 26, 2002, (vi) Amendment No. 6 to the Liquidity Agreement dated as of February 24, 2003, (vii) Amendment No. 7 to the Liquidity Agreement dated as of February 20, 2004, (viii) Amendment No. 8 to Liquidity Agreement dated as of March 24, 2004, (ix) Amendment No. 9 to Liquidity Agreement dated as of March 22, 2005, (x) Amendment No. 10 to Liquidity Agreement dated as of March 17, 2006; (xi) Amendment No. 11 to Liquidity Agreement dated as of March 20, 2007; and (xii) Amendment No. 12 to Liquidity Agreement dated as of the date hereof (as amended to the date hereof, the “Liquidity Agreement”); and

B.           The undersigned desire to extend the Scheduled Liquidity Commitment Termination Date from June 25, 2007 to June 20, 2008.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.            Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Definitions List annexed to the Liquidity Agreement as Annex A, as such Definitions List has heretofore been or may hereafter be amended or modified from time to time in accordance with the provisions of the Liquidity Agreement.

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2.            Extension. Pursuant to Section 3.5 of the Liquidity Agreement, the Scheduled Liquidity Commitment Termination Date with respect to each undersigned Liquidity Lender is hereby extended on June 25, 2007 until June 20, 2008.

3.            Continuing Accuracy of Representations and Warranties. The representations and warranties of DTFC in each of the CP Program Documents to which DTFC is a party are true and correct (in all material respects to the extent such representations and warranties do not incorporate a materiality limitation in their terms) on the date of this Agreement as though made on and as of the date of this Agreement.

4.            Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

5.            GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

6.            Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

[SIGNATURES ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered as of the day and year first above written.

DTFC:

DOLLAR THRIFTY FUNDING CORP.

By: ______________________________________

Pamela S. Peck

Vice President and Treasurer

LIQUIDITY AGENT:

CREDIT SUISSE, ACTING THROUGH ITS NEW YORK BRANCH

By: ______________________________________

Name: ______________________________

Title: _______________________________

By: ______________________________________

Name: ______________________________

Title: _______________________________

SERIES 1998-1 LETTER OF CREDIT PROVIDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By: ______________________________________

Name: ______________________________

Title: _______________________________

By: ______________________________________

Name: ______________________________

Title: _______________________________

LIQUIDITY COMMITMENT	LIQUIDITY LENDER:

$45,000,000	CREDIT SUISSE, ACTING THROUGH ITS NEW YORK BRANCH

By: ______________________________________

Name: ______________________________

Title: _______________________________

By: ______________________________________

Name: ______________________________

Title: _______________________________

LIQUIDITY COMMITMENT	LIQUIDITY LENDER:

$45,000,000	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By: ______________________________________

Name: ______________________________

Title: _______________________________

LIQUIDITY COMMITMENT	LIQUIDITY LENDER:

$25,000,000	THE BANK OF NOVA SCOTIA

By: ______________________________________

Name: ______________________________

Title: _______________________________

LIQUIDITY COMMITMENT	LIQUIDITY LENDER:

$42,500,000	ABN AMRO BANK N.V.

By: ______________________________________

Name: ______________________________

Title: _______________________________

By: ______________________________________

Name: ______________________________

Title: _______________________________

LIQUIDITY COMMITMENT	LIQUIDITY LENDER:

$35,000,000	CREDIT INDUSTRIEL ET COMMERCIAL

By: ______________________________________

Name: ______________________________

Title: _______________________________

By: ______________________________________

Name: ______________________________

Title: _______________________________

LIQUIDITY COMMITMENT	LIQUIDITY LENDER:

$42,500,000	BNP PARIBAS, NEW YORK BRANCH

By: ______________________________________

Name: ______________________________

Title: _______________________________

By: ______________________________________

Name: ______________________________

Title: _______________________________

LIQUIDITY COMMITMENT	LIQUIDITY LENDER:

$42,500,000	BANK OF MONTREAL

By: ______________________________________

Name: ______________________________

Title: _______________________________

LIQUIDITY COMMITMENT	LIQUIDITY LENDER:

$25,000,000	COMERICA BANK

By: ______________________________________

Name: ______________________________

Title: _______________________________

LIQUIDITY COMMITMENT	LIQUIDITY LENDER:

$40,000,000	DEUTSCHE BANK AG, NEW YORK BRANCH

By: ______________________________________

Name: ______________________________

Title: _______________________________

By: ______________________________________

Name: ______________________________

Title: _______________________________

LIQUIDITY COMMITMENT	LIQUIDITY LENDER:

$42,500,000	LANDESBANK HESSEN-THÜRINGEN

GIROZENTRALE

By: ______________________________________

Name: ______________________________

Title: _______________________________

By: ______________________________________

Name: ______________________________

Title: _______________________________

LIQUIDITY COMMITMENT	LIQUIDITY LENDER:

$25,000,000	WELLS FARGO BANK, N.A.

By: ______________________________________

Name: ______________________________

Title: _______________________________

LIQUIDITY COMMITMENT	LIQUIDITY LENDER:

$25,000,000	MIZUHO CORPORATE BANK, LTD.

By: ______________________________________

Name: ______________________________

Title: _______________________________

LIQUIDITY COMMITMENT	LIQUIDITY LENDER:

$25,000,000	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH

By: ______________________________________

Name: ______________________________

Title: _______________________________

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